UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2020

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     At the 2020 annual meeting of stockholders of Benefitfocus, Inc. (the “Company”), stockholders approved an amendment to the Benefitfocus, Inc. Second Amended and Restated 2012 Stock Plan (the “Amended Plan”). The Amended Plan increases the total number of shares of common stock reserved for issuance under the Amended Plan to 12,729,525 shares. The Company’s board of directors approved the Amended Plan on April 13, 2020, subject to stockholder approval.

You can find a summary of the principal features of the Amended Plan in the definitive proxy statement for the Company’s 2020 annual meeting of stockholders, filed with the SEC on April 29, 2020 (the “Proxy Statement”), under the heading “Proposal Two – Approval of An Amendment to the Benefitfocus, Inc. Second Amended and Restated 2012 Stock Plan”. The summary of the Amended Plan contained in the proxy statement is qualified in its entirety by the full text of the Amended Plan, filed as Exhibit 10.24.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 annual meeting of stockholders on June 11, 2020. At the meeting, stockholders elected two Class I directors to the Company’s board of directors for a three-year term expiring in 2023, or until his successor is duly elected and qualified, based on the following votes:

Members	For	Withheld	Broker Non-Votes
Raymond A. August	24,166,345	1,249,834	1,980,709
A. Lanham Napier	20,262,101	5,154,078	1,980,709

At the meeting, stockholders also approved the Amended Plan. The vote for this proposal was 20,281,096 shares for, 5,055,472 shares against, 79,611 shares abstaining, and 1,980,709 broker non-votes.

Company stockholders also voted on a non-binding resolution approving, on an advisory basis, the Company’s 2019 named executive officer compensation as disclosed in the Proxy Statement. The vote on the resolution was approved with 23,875,310 shares for, 1,415,884 shares against, 124,985 shares abstaining, and 1,980,709 broker non-votes.

At the meeting, stockholders also ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The vote for such ratification was 27,202,580 shares for, 72,078 shares against, 122,230 shares abstaining, and no broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.24.1	Benefitfocus, Inc. Second Amended and Restated 2012 Stock Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: June 12, 2020	/s/ Stephen M. Swad
Stephen M. Swad
Chief Financial Officer